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________________________________________________________________________________



                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                 _____________________________________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               February 27, 2001
                               -----------------
                                 Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


            1-4448                                        36-0781620
    ----------------------                     --------------------------------
   (Commission file number)                    (IRS Employer Identification No.)


One Baxter Parkway, Deerfield, Illinois                        60015
---------------------------------------                       ------
(Address of principal executive offices)                    (Zip Code)




      Registrant's telephone number, including area code:  (847) 948-2000



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Item 5.  Other Events.

         On February 27, 2001, Baxter International Inc. issued the attached press release announcing a 2 for 1 stock split, contingent upon the shareholders approving an increase in the number of authorized shares of common stock at the annual meeting on May 1, 2001. The contingent record and distribution dates for the stock split are May 9, 2001 and May 30, 2001, respectively.


Item 7. Exhibits

Exhibit No.  Exhibit
99           Press Release

                                  Page 2 of 5
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BAXTER INTERNATIONAL INC.
                                    ------------------------
                                           (Registrant)



                                    By: /S/ Jan Stern Reed
                                        ------------------
                                        Jan Stern Reed
                                        Corporate Secretary



Date:  February 28, 2001

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